Equity (Details Textual) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2017
Equity (Textual)
Ordinary shares issued		1,924,662
Share price		$ 8,578
Issuance expenses		133
Description of initial publlic offering	In April 2019, the Company closed its initial public offering in Nasdaq of 2,500,000 American Depositary Shares ("ADSs"), each representing two ordinary shares of Brainsway, at a public offering price of $11.00 per ADS. The gross proceeds to the Company from the offering, before deducting the underwriting discounts and commissions and estimated offering expenses, are approximately $27.5 million.
NIS [Member]
Equity (Textual)
Share price		$ 29,928
Shares par value		$ 0.3